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                                                                   EXHIBIT 10.37

                             EMPLOYMENT AGREEMENT
                             --------------------

          THIS AGREEMENT is made as of this 20th day of January, 1996, by and among WINCUP HOLDINGS, L.P., a Delaware limited partnership (the "Employer"), and MICHAEL T. KENNEDY (the "Executive").

                                    RECITAL
                                    -------

          The Employer a Delaware limited partnership which manufactures and distributes foam cups, containers and lids and plastic cups and containers. WinCup Holdings, Inc., a Delaware corporation ("WinCup"), is the sole general partner of Employer and James River Paper Company, Inc., a Virginia corporation ("James River"), is the sole limited partner of Employer.

          The Executive has extensive operating and financial experience in the manufacturing and distribution businesses and has been chief executive officer and president of WinCup since the date of its incorporation.

          The parties hereto desire to enter into this Agreement to provide for the employment of Executive by Employer and for certain other matters in connection with such employment, all as set forth more fully in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:
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          1.   Employment.
               ----------

               Employer hereby employs Executive and Executive hereby accepts employment as President, Chief Executive Officer and Chairman of the Board of Directors ("Board") of Employer in accordance with the terms and conditions hereinafter set forth.

          2.   Term.
               ----

               The term of this Agreement shall be five (5) years commencing on the date hereof ("Initial Term"), unless earlier terminated pursuant to Paragraph 7 below; provided, however, that unless earlier terminated pursuant to Paragraph 7 below, the Initial Term of this Agreement shall thereafter be renewed from year to year (each, a "Renewal Term") unless either party gives written notice of termination to the other at least one hundred eighty (180) days prior to the expiration of such Initial Term or Renewal Term, as the case may be. The Initial Term and any Renewal Term(s) are hereinafter referred to, collectively, as the "Term."

          3.   Duties.
               ------

               Executive is engaged hereunder as President, Chief Executive Officer and Chairman of the Board of Employer and agrees to perform such duties and services as are customarily incident to such offices and such other duties and services as may be assigned to him from time to time by the Board; provided, however, that it is expressly understood that Executive will not be required to relocate in order to perform his duties hereunder. During his employment hereunder, Executive shall conduct himself

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at all times so as to advance the best interests of Employer and shall not undertake or engage in any other business activity which interferes with the performance of his duties hereunder without the prior written consent of Employer. It is expressly understood that nothing in this Agreement shall preclude Executive from owning not more than five percent (5%) of the issued and outstanding shares of a class of securities of a corporation the securities of which are traded on a national security exchange or in the over-the-counter market.

          4.   Compensation.
               ------------

               For all services rendered by Executive under this Agreement, Employer shall pay Executive a base salary of not less than Three Hundred Sixty Thousand Dollars ($360,000) per annum, payable in equal semi-monthly installments, together with such additional compensation, including bonus, if any, as the Board may determine from time to time in its sole discretion (the "Salary"). The Salary shall be reviewed on or about August 1st of each year and may be increased in the sole discretion of the Board based on corporate policy and Executive's performance.

          5.   Expenses.
               --------

               Executive is authorized to incur reasonable expenses for promoting Employer's business, including expenses for entertainment, travel, and similar items. Employer will reimburse Executive for all such expenses provided such expenses have been included in an operating plan for Employer which has been approved by the unanimous consent of the Employer's Board

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("Approved Operating Plan") and provided further Executive shall have presented to Employer appropriate vouchers itemizing such expenses in a form consistent with Employer's policy. Notwithstanding the foregoing, Employer shall pay directly all expenses, including but not limited to rent, staff salaries, utilities and other reasonable expenses, incurred in the maintenance of Executive's main office located in Northeastern Pennsylvania, provided such expenses have been included in an Approved Operating Plan.

          6.   Fringe Benefits.
               ---------------

               During the Term of this Agreement, Executive shall be entitled to such benefits of employment with Employer as are now or may hereafter be in effect for officers and employees of Employer including without limitation such insurance, disability, medical, dental and other benefit plans or programs as are now or hereafter established or maintained by Employer for its executive officers. Executive shall be included in any profit-sharing, pension, retirement or other employee benefit plan of Employer that may include as beneficiaries executive officers of Employer, whether now in force or subsequently implemented by Employer.

          7.   Termination of Employment.   This Agreement may not be
               -------------------------
terminated during the Term, other than as provided below:

               (a) Death of Executive. In the event of the death of Executive
                   ------------------
during the Term, this Agreement shall terminate and Employer shall have no further obligation or liability hereunder except to pay to Executive's executor or administrator, within

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sixty (60) days after the date of death, the portion, if any, of Executive's
Salary for the period through the date of Executive's death, unless previously paid.

               (b) Total Disability. In the event of a mental or physical
                   ----------------
condition which in the reasonable opinion of the Board, based upon the independent medical diagnosis of a physician engaged by Employer for that purpose, renders Executive unable or incompetent to perform his duties hereunder ("Total Disability"), which condition continues for a period of ninety (90) consecutive days during the Term of this Agreement, Employer shall have the right to terminate Executive's employment hereunder by giving Executive ten (10) days' written notice thereof and, upon expiration of such ten-day period, Employer shall have no further obligation or liability under this Agreement except to pay to Executive, within sixty (60) days thereafter, the portion, if any, of Executive's Salary for the period through the date of termination which is due and remains unpaid.

               (c) Resignation. Executive may voluntarily terminate his
                   ------------
employment under this Agreement by giving Employer no less than one hundred eighty (180) days written notice of his intention to do so including the date upon which such termination shall become effective, which date shall not be sooner than one hundred eighty (180) days from the date on which such notice is given. Following the effective date of such resignation, Executive shall have no further obligation or liability under this Agreement and Employer shall have no further obligation or

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liability under this Agreement except to pay to Executive the same amounts which are payable under Paragraph 7(a).

               (d)  Termination for Cause. The Employer may terminate this
                    ---------------------
Agreement at any time for Cause (as hereinafter defined) upon written notice to Executive, effective upon the date of such written notice. "Cause" shall be defined as (a) conviction of the Executive for a felony or misdemeanor involving dishonesty, fraud or moral turpitude under the laws of the United States or any state thereof or other jurisdiction in which Executive performs services; (b) breach of Section 9 hereof; or (c) removal of WinCup as General Partner of Employer pursuant to Section 8.4 of that certain Limited Partnership Agreement, dated as of the date hereof, between WinCup and James River. In the event of termination for Cause, the Employer shall have no further obligations or liabilities to Executive hereunder, except that Executive shall be entitled to receive any accrued but unpaid Salary and expense reimbursement, and to retain all other amounts received by Executive pursuant to this Agreement prior to such termination for Cause.

          8.   Non-Disclosure of Trade Secrets and Other Information.
               -----------------------------------------------------

          Executive agrees that he will not, during the Term of this Agreement or at any time thereafter, use for himself or divulge to others any secret or confidential information, knowledge, or data of Employer, developed by him or obtained by him as a result of his employment, unless authorized by Employer in writing. It is understood that this applies to information of

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either a technical or commercial nature, including secret processes, formulas, machinery, utensils, manufacturing techniques and arts, customer lists, market information and the like. The terms 'secret' and 'confidential' shall include all unpublished information and all information and data known to some but not to all members of the trade or industry to whom such information or data would be in any manner useful.

          All memoranda, notes, records, or other documents made or compiled by Executive, or made available to Executive while employed by Employer, are Employer's property and all copies thereof shall be delivered to Employer on termination of Executive's employment or at any other time upon the request of Employer.

          9.  Restrictive Covenant.
              --------------------

              (a)  Non-Competition.
                   ---------------
                   Executive agrees that, so long as he is employed by Employer pursuant to this Agreement and for a period of five (5) years thereafter, he will not, directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, partnership or corporation other than Employer or in any other capacity:

                   (i) own, manage, operate, participate in, perform services for or otherwise carry on a business which sells or manufactures one-piece foam cups within the United States or

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Canada (the "Territory"); provided that ownership of not more than five percent
(5%) of the issued and outstanding shares of a class of securities of a corporation the securities of which are traded on a national security exchange or in the over-the-counter market shall not be deemed ownership of the issuer of such shares for the purposes of this section;

                   (ii) induce or attempt to persuade any employee of Employer or any of its affiliates to terminate such employment relationship in order to enter into any such relationship with such person or to enter into any such relationship on behalf of any other business organization which sells or manufactures one-piece foam cups in the Territory;

                   (iii) solicit any business related to the manufacture or sale of one-piece foam cups in the Territory from any clients, customers, or prospective or former clients or customers of Employer or its affiliates; or

                   (iv) perform services of any nature for any entity which manufactures or sells one-piece foam cups in the Territory.

               (b) Injunctive Relief. Without limiting the right of Employer or
                   -----------------
any of its successors or permitted assigns to pursue all other legal and equitable rights available to them for violation of the covenants set forth in subparagraph 9(a) hereof, it is agreed that such other remedies cannot fully compensate Employer and its successors and assigns for such a violation and

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that Employer and its successors and assigns shall be entitled to injunctive relief to prevent violation or continuing violation hereof. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this covenant, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such a court or agency.

          10.  Arbitration.
               -----------

               Except as provided in subparagraph 9(b) hereof, any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in Wilmington, Delaware, in accordance with the rules of the American Arbitration Association and any decision made in accordance with such rules shall be binding on all parties in interest, and judgment upon any award rendered may be entered in any court having jurisdiction thereof.

          11.  Waiver of Breach.
               ----------------

               The waiver by Employer or Executive, as the case may be, of a breach of any provision of this Agreement by Executive or Employer, as the case may be, will not operate or be construed as a waiver of any subsequent breach by Executive or Employer, as the case may be.

          12.  Entire Agreement.
               ----------------

               This instrument contains the entire Agreement of

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the parties with respect to the employment of Executive by Employer.  It may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

          13.  Severability.
               ------------

               If any provision of this Agreement shall be invalid or unenforceable, in whole or in part, such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

          14.  Notices.
               -------

               All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when actually received. If such notice is mailed, it shall be deposited, registered or certified, return receipt requested, in the United States mail, or by commercial overnight courier such as Federal Express, addressed to the intended recipient as follows:

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                   If to the Executive:

                        Mr. Michael T. Kennedy
                        770 Parkes Run Lane
                        Villanova, Pennsylvania 19085

                   If to the Employer:

                        WinCup Holdings, L.P.
                        c/o WinCup Holdings, Inc.
                        735 Chesterbrook Boulevard
                        Chesterbrook, Pennsylvania  19087-5638
                        Attention: Mr. Michael T. Kennedy, President

Any party hereto may from time to time change its address for the purpose of notice to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the parties sought to be charged with its contents.

          15.  Bind and Inure.
               --------------

               This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors in interest.

          16.  Governing Law.
               -------------

               This Agreement is made in and shall be construed in accordance with and governed by the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have executed or caused to be executed this
Agreement on the day and year first above written.


                                        EMPLOYER:

                                        WINCUP HOLDINGS, L.P.
                                        By: WINCUP HOLDINGS, INC., its
                                            general partner


                                           By: /s/ Michael T. Kennedy
                                              ------------------------
                                               Michael T. Kennedy
                                               President



                                        EXECUTIVE


                                           /s/ Michael T. Kennedy
                                        -----------------------------
                                        Michael T. Kennedy

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